UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 3, 2008

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

OGE Energy Corp. (the “Company”) is the parent company of Oklahoma Gas and Electric Company (“OG&E”), a regulated electric utility with approximately 766,000 customers in Oklahoma and western Arkansas, and Enogex LLC and its subsidiaries, a natural gas pipeline business with principal operations in Oklahoma.

On September 3, 2008, the Company is scheduled to make a financial presentation with certain investors to discuss, among other things, the Company’s corporate strategy and financial objectives and OG&E overview and regulatory plan. The Company will also reaffirm its 2008 outlook. This presentation is furnished as Exhibit 99.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Financial presentation dated September 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller, Chief Accounting Officer
and Interim Chief Financial Officer

September 3, 2008

Exhibit 99.01

OG+E

Lehman Brothers
CEO Energy/Power Conference

Pete Delaney
Chairman, President and CEO
September 3, 2008

OGE Energy Corp. (NYSE: OGE)
Who We Are

OG&E

- Largest electric utility in Oklahoma and Arkansas with > 760,000 customers
- Over 6,000 MW of generation, with diverse fuel mix
- Utility rates 28% below the national average
- Geographically positioned to grow the renewable (wind) portfolio to over 700 MW

Enogex
An OGE Energy Corp. Company

- Integrated midstream company providing natural gas gathering, compression, treating/dehydration, processing, transportation and storage
- ~2,318 miles of natural gas transmission pipe and two storage facilities
- ~5,534 miles of gathering pipeline

Safe Harbor

Some of the matters discussed on this presentation may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy and natural gas midstream industries; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions (including the approval of regulatory filings related to the proposed acquisition of the Redbud power plant) and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of regulated accounting principles under SFAS No. 71; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; the impact of the proposed initial public offering of limited partner interests of OGE Enogex Partners L.P.; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission including Risk Factors and Exhibit 99.01 to the Company's Form 10-K for the year ended December 31, 2007.

OGE is Well Positioned to Provide Attractive Investments Returns

Advantaged Regional Position	✓ Robust Oklahoma energy economy ✓ Low customer rates with strong brand image ✓ Positioning in the national "Wind Corridor"
Abundant Investment Opportunities	✓ Consistent utility & midstream gas growth opportunities ✓ Renewable and transmission investment ✓ Infrastructure and rate base growth
Constructive Regulatory Environment	✓ Supportive state legislatures ✓ Constructive state commissions in OK and AR ✓ FERC & SPP support of transmission expansion
Strong Financial Position	✓Disciplined approach to risk management ✓Strong credit metrics and ample liquidity ✓Low dividend payout ratio

OGE's Strategic Focus

- Transform our electric distribution business through technology enhanced commercial processes to provide energy management solutions to our customers
- Invest in infrastructure and upgrade business processes to preserve system reliability, improve productivity and provide information required to support customer offerings
- Defer incremental fossil generation needs to 2020
- Leverage unique geographic position to develop viable renewable energy resources
- Continue to grow natural gas pipeline business through organic growth, partnerships and acquisitions
- Maintain strong financial position through disciplined investment and regulatory strategy

Advantaged Regional Position:
Oklahoma's Resource Driven Economy Provides Opportunity

- Job growth for the past 12 months was 1.4% with over 22,500 jobs created
- Job growth for Oklahoma City in 2009 is expected to increase to 1.8% from 1.5%
- State income and population growth top the national average
- OG&E's electric rates are 28% below the national average


Electric Utility and Natural Gas Pipeline
OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage
Major gas supply basins

Abundant Investment Opportunities

OGE

- **Renewable Energy Development**
  - Wind Power
  - Transmission
- **Power Delivery Investments**
  - Aging Infrastructure
  - Expand Informational Capacities of System
  - System Expansion for Growth
- **Positive Energy Development**
  - Demand Side Management
  - Smart Power Capabilities

Enogex
An OGE Energy Corp. Company

- **Transportation**
  - Mid-Continent Express Pipeline
  - Gulf Crossings Pipeline
- **Gathering and Processing**
  - Woodford Shale
  - Anadarko Basin Expansion
  - Processing Capacity Expansion

OGE Approach Focuses on Risk Management and Adjusted Returns

OG&E

- Seek regulatory riders associated with riskier investments and large capital projects
- Strategy geared towards lower "risk" investments

Enogex

- Establish rate of return goals so the risk adjusted return is the same
- Continued movement towards fixed fee from keep whole


Lower Risk
Higher Risk
Transmission, Distribution, DSM, Distributed Generation, Large Scale Generation
Contracted Transport, Leased Storage, Gathering, Fixed Fee, POL and KW Processing

Supportive Legislative Actions

House Bill 1910 – May 2005

- Provides electric utilities the certainty that costs of transmission upgrades assigned by an RTO will be recoverable
- Provides electric utilities certainty that costs for a pre-approved plan to handle state and federally mandated environmental upgrades will be recoverable
- Provides electric utilities the ability to seek pre-approval for generation construction projects

House Bill 2813 – May 2008

- Created to advance the development of Oklahoma's wind power potential
- Provides for regulatory certainty for transmission lines supporting the development of wind energy.
- Costs for such transmission lines are to be presumed to be recoverable if the lines are in service by the end of 2013

OG&E's Renewable Energy Program

1) Construct Transmission Lines



- Transmission is needed to support delivery of wind energy to load centers

2) Add 600 MW + of Wind Generation



- Fuel hedge & Environmental benefits from wind generation

3) Offer Customers "Renewable" program



- Provide customers a "green" option

Oklahoma Wind Potential


Location of Wind Farms
COLORADO
KANSAS
MISSOURI
ARKANSAS
210
600
150
131
20
96
120
18
130
200
201
27
135
150
300
120
150
300
120
200
225
31
100
21
150
74
100
300
Wind Power Class
Resource Potential
1 Poor
2 Marginal
3 Fair
4 Good
5 Excellent
MW Commercial Operation
MW Pending – In SPP Process

Oklahoma is No. 6 in the country in the generation of electricity with high-technology wind turbines

OGE Transmission Growth Opportunities


SPP Southwest Power Pool
765kv
Partnership
KANSAS
MISSOURI
ILLINOIS
OKLAHOMA
ARKANSAS
NEW MEXICO
TEXAS
LOUISIANA
345 kV
500 kV
765 kV
Wind Generation
Preliminary EHV Overlay
Design for 20 GW Wind

Positioning to Defer New Capacity until 2020

- Purchase of 627 MW's of operating combined cycle Redbud plant at $695/kW
- Addition of 30 MW's of wind based capacity (5% of total name plate capacity)
- Reduce peak demand at a cost lower than the cost of new supply
  - Customer empowerment through technology development
  - Appropriate tariff pricing

Positive Energy™ SmartPower


Advanced Metering
Grid Automation
Smart Power
Communi-cations Network
Information Integration

Customer
- Empowered choices
- Innovative services
- Better Information
- Manage energy usage
- Lower bills
- Improved Reliability

Company
- Reduced Costs
- Improved Safety
- Faster Response
- Reduced Emissions
- Enable new technologies

Shareholder
- New Revenue streams
- Operational Efficiency
- Increased Earnings
- Customer Value Creation

Riders Minimize Regulatory Lag

Jurisdiction	Implemented		Regulatory Plan			
	2007	2008	2009	2010	2011	2012
Oklahoma	Security Rider Centennial Rider	Security Rider Centennial Rider	Security Rider Redbud Rider Centennial Rider	General Rate Increase Renewables Rider	Renewables Rider	General Rate Increase
Arkansas			Rate Increase		Rate Increase	
FERC		Rate Increase				

Constructive Regulatory Environment: OG&E's 2008/2009 Regulatory Activity

Case	Status
• Oklahoma Redbud (Rider)	Settled
• Storm Costs (Rider)	Approved
• Red Rock (Rider)	Approved
• Renewables/Transmission (Rider)	Settled
• 2006 FCA Prudence Review	Settled
• Arkansas General Case (Including Redbud)	Filed
• Oklahoma General Case	To be filed 2009
• System Hardening	TBD
• Positive Energy (DSM)	To be filed early 2009

Significant Discretionary Capital Projects in Wind Power, Transmission and DSM Infrastructure

In Millions of $



$975
$875
$775
$675
$575
$475
$375
$275
$175
Discretionary Investments
435
44
55
270
184
53
304
25
56
310
50
57
321
75
59
333
100
62
345
2008
2009
2010
2011
2012
2013
Discretionary
EHV
Redbud
Transmission
Power Supply
T&D infrastructure

Strong Financial Position

- Strong balance sheet and credit ratings with ample liquidity
- Low dividend consolidated/utility payout ratio
- Equity needs driven by utility and Enogex discretionary projects
- Disciplined risk-adjusted approach to investing

Great Opportunities and Positioning Create Value

- Location, Location, Location
  - significant renewable resources
  - significant natural gas resources
  - solid economic growth
- Significant investment opportunities for both businesses
- Constructive regulatory/legislative environment
- Strong financial position to execute the strategy
- Midstream business valued well below comps

OG+E®

Lehman Brothers
CEO Energy/Power Conference

Pete Delaney
Chairman, President and CEO
September 3, 2008

OG+E

Appendix

OGE Energy Corp.

2008 Financial Outlook

Consolidated earnings guidance is $2.50 - $2.70 per share, or $234 - $253 million of net income based on 93.5 million average diluted shares outstanding

	Earnings guidance per Q1 2008 Form 10-Q		Revised earnings guidance per Q2 2008 Form 10-Q	
(In millions, except per share data)	Dollars	Diluted EPS	Dollars	Diluted EPS
OG&E	$140 - $150	$1.50 - $1.61	$128 - $138	$1.37 - $1.47
Enogex	$88 - $101	$0.95 - $1.08	$105 - $122	$1.12 - $1.30
Holding Company*	($5) - ($4)	($0.05) - ($0.04)	$0 - $2	$0.00 - $0.02
Consolidated	$223 - $242	$2.40 - $2.60	$234 - $253	$2.50 - $2.70

* Includes OERI (marketing)

2008 Financial Outlook

OG&E earnings guidance is $128 - $138 million of net income or $1.37 to $1.47 per diluted share

- Key changes to OG&E guidance are:
  - Operating expenses of approximately $565 million compared to $545 million projected in previous guidance;
  - The revised earnings guidance includes approximately $9 million of pre-tax net write-downs of deferred costs associated with both the Red Rock power plant and storm costs.

2008 Financial Outlook

Enogex earnings guidance is $1.12 to $1.30 per diluted share, or $105 - $122 million

- EBITDA[1] for the midpoint of the range is approximately $273 million
- Key changes to Enogex guidance are:
  - Gross margin increased to approximately $421 million to $449 million from $388 million to $409 million
  - Gathering and processing gross margin contribution increased to approximately $283 million to $311 million from $247 million to $268 million

[1] A reconciliation of EBITDA to net income and net cash provided from operating activities, its most directly comparable financial measures as calculated and projected in accordance with generally accepted accounting principles, is included in the Appendix.

2008 Financial Outlook

- Commodity price assumptions for the revised 2008 outlook are as follows:

	Low Guidance	High Guidance
Natural Gas Price ($ per MMBtu)	$ 10.25	$ 8.60
Realized Weighted Average Natural Gas Liquids Price ($ per gallon)	$ 1.52	$ 1.79
Realized Weighted Average Commodity Spreads ($ per MMBtu)	$ 7.03	$ 8.32

- Capital expenditures for investment in Enogex's pipeline system are approximately $370 million compared to $323 million in previous guidance

Holding company* guidance is expected between $0 and $2 million of net income or $0.00 to $0.02 per share compared to previous guidance of a loss of $4 to $5 million or ($0.04) to ($0.05) per average diluted share.

* Includes OERI (marketing)

Enogex Growth

$ in millions

*Mid-point of 2008 Guidance



$400
$300
$200
$100
$0
$35
$67
$166
$370
2005
2006
2007
2008E
Capital Expenditures



$300
$250
$200
$150
$100
$138
$189
$208
$273
2005
2006
2007
2008E*
EBITDA[1]

[1] A reconciliation of EBITDA to net income and net cash provided from operating activities, its most directly comparable financial measures as calculated and projected in accordance with generally accepted accounting principles, is included in the Appendix.

Enogex's Non-GAAP Financial Measures

Enogex has included in this presentation the non-GAAP financial measure EBITDA. Enogex defines EBITDA as net income before interest, income taxes and depreciation. EBITDA is used as a supplemental financial measure by external users of the Company's financial statements such as investors, commercial banks and others, to assess:

- the financial performance of Enogex's assets without regard to financing methods, capital structure or historical cost basis;
- Enogex's operating performance and return on capital as compared to other companies in the midstream energy sector, without regard to financing or capital structure; and
- the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

The economic substance behind the use of EBITDA is to measure the ability of Enogex's assets to generate cash sufficient to pay interest costs, support indebtedness and pay dividends to OGE Energy.

Enogex provides a reconciliation of EBITDA to its most directly comparable financial measures as calculated and presented in accordance with generally accepted accounting principles ("GAAP"). The GAAP measures most directly comparable to EBITDA are net cash provided from operating activities and net income. The non-GAAP financial measure of EBITDA should not be considered as an alternative to GAAP net cash provided from operating activities and GAAP net income. EBITDA is not a presentation made in accordance with GAAP and has important limitations as an analytical tool. EBITDA should not be considered in isolation or as a substitute for analysis of Enogex's results as reported under GAAP. Because EBITDA excludes some, but not all, items that affect net income and net cash provided from operating activities and is defined differently by different companies in Enogex's industry, Enogex's definition of EBITDA may not be comparable to similarly titled measures of other companies.

To compensate for the limitations of EBITDA as an analytical tool, Enogex believes it is important to review the comparable GAAP measures and understand the differences between the measures.

Reconciliation of EBITDA to Net Income

In millions of $	*For the years ended December 31,*			
	2005	*2006*	*2007*	*2008**
Net Income	$ 44.7	$ 77.5	$ 86.2	$ 113.4
Add:				
Interest expense, net	29.7	20.7	22.4	32.5
Income tax expense	23.4	48.0	53.5	72.1
Depreciation	40.4	42.3	45.9	54.8
EBITDA	$ 138.2	$ 188.5	$ 208.0	$ 272.8

* Based on the mid-point of 2008 earnings guidance.

Reconciliation of EBITDA to Net Cash Provided from Operating Activities

In millions of $	*For the years ended December 31,*			
	2005	2006	2007	2008*
Net cash provided by operating activities	$ 235.2	$ 131.6	$ 107.8	$ 193.8
Interest expense, net	29.7	20.7	22.4	32.5
Changes in operating working capital which provided (used) cash:				
Accounts receivable	60.3	(236.9)	(0.9)	102.7
Accounts payable	(84.6)	222.7	(4.9)	92.4
Other, including changes in noncurrent assets and liabilities	(102.4)	50.4	83.6	(148.6)
EBITDA	$ 138.2	$ 188.5	$ 208.0	$ 272.8

* Based on the mid-point of 2008 earnings guidance.

Comparison of OERI (Marketing) Timing Items

($ in millions)	Net Income Impact	
	2Q 2008	2Q 2007
Hedges on Various Transportation Contracts	$ (3.0)	$ 3.7
Hedges for Storage Inventory	(2.1)	2.5
Total Timing Items	$ (5.1)	$ 6.2

Renewable Plan

- **Settlement Agreement Signed July 31**
  - Pre-approves Construction of a Transmission Line from Woodward to Oklahoma City to Facilitate Wind Energy
  - Construction Costs are Prudent at the $218 M Capped Amount That Includes AFUDC
  - Utility Has Burden of Proof to Demonstrate That Any Costs Above Capped Amount Are Prudent Before Recovery
  - Authorizes a Rider to Recovery Revenue Requirement When Transmission Line is Completed and In Service Until New Rates Are Implemented in a Subsequent Rate Case
- **Hearing on Settlement Agreement Held August 7**
- **ALJ Report filed August 25**

Redbud Acquisition

- **Settlement Agreement Signed July 30**
  - Acquisition of a 51% Interest in Redbud for the Agreed Upon Purchase Price of $434.5 M Plus Transaction Costs is Prudent and the Facility is Used and Useful
  - Rider Will Be Implemented Upon Closing of the Purchase and Integration of Redbud into OG&E's Generation Portfolio
  - Rider will recover Oklahoma jurisdiction revenue requirement until new rates are implemented that include Redbud's net investment, O&M expenses, depreciation and ad valorem taxes.
- **Hearing Before ALJ Scheduled September 19**

Red Rock and Storm Cost Settlement

- **Settlement Agreement Signed July 24**
  - Recover 50% Red Rock Cancellation Costs ($7.2 M) Through a Regulatory Asset Amortized over 27 Years
  - Debt Carrying Costs on $7.2 M from October 1, 2007 Until the Regulatory Asset is Earning a Rate of Return in the Next Rate Case
  - Recover $304,514 Paid to the Staff and AG Consultants in the Red Rock Pre-Approval Case
  - 100% Recovery of Actual Storm Costs for the Years 2006-2009 Through a Storm Cost Recovery Rider and Approves a $33.7 M Storm Cost Regulatory Asset for 2007
  - Earn a 10.75% ROE on Unrecovered Storm Cost (Currently $33.7 M)
  - Retain $3.4 M of Profits from Selling Excess SO_2 Allowances
  - Storm Costs Offset by SO_2 Profits that Exceed OG&E's Retention
- **Order issued August 22**